
WOODFOREST
Signature
KROGER
PHARMACY

3rd Quarter 2011

Financial Update

November 18, 2011



Inland American

REAL ESTATE TRUST, INC



Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2010 and any subsequent Quarterly Reports on Form 10-Q include but are not limited to:

- recent disruptions in the financial markets and current economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets resulting from the recent economic downturn and disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future materially impact, our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

Inland American - Our Portfolio

- Diversified portfolio reduces sector risk
  - Quality commercial real estate in following asset classes:
    - ➢ Retail
    - ➢ Lodging
    - ➢ Apartments
    - ➢ Office
    - ➢ Industrial / Distribution

- As of 09/30/2011
  - ➢ 976 properties
  - ➢ 49.2 million square feet of retail, office and industrial space
  - ➢ 9,790 multi-family units
  - ➢ 15,813 hotel rooms


Kroger




DULLES
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Portfolio Diversification - Balances Risk Exposure


Ind/Dist
$1.1B
10%
Multi-Family
$899M
8%
Office
$2.0B
18%
TARGET
Retail
$4.3B
38%
Lodging
$2.9B
26%

Based on undepreciated values (total investment) for core assets

Geographic Diversification - Balances Risk Exposure

38 States + D.C.


Washington
Montana
North Dakota
Minnesota
Maine
Oregon
Idaho
South Dakota
Wisconsin
VT
NH
Wyoming
Michigan
New York
Conn
R.I.
Iowa
Pennsylvania
Nebraska
New Jersey
Nevada
Illinois
Indiana
Ohio
Delaware
Utah
West Virginia
Washington D.C.
Colorado
Kansas
Virginia
California
Missouri
Kentucky
North Carolina
Oklahoma
Tennessee
Arizona
Arkansas
South Carolina
New Mexico
Mississippi
Alabama
Georgia
Texas
Louisiana
Florida
Up to 2 million sq. ft.
2+ to 5 million sq. ft.
Over 5 million sq. ft.

- Approximately 55% of Our Sq. Ft is located in the south and west part of the U.S.
- Population in the south & west increased 14% in the last decade*

*Source – U.S. Census Department

Our Focus

- A Reliable and Sustainable Distribution Rate
  - 6.2% annualized yield monthly distributions to over 185,000 stockholders*

- Refine Our High-quality Portfolio
  - Diversified portfolio by asset class, tenant, geography and markets
  - Acquire quality assets in higher performing asset classes
  - Look to sell less strategic assets and capitalize on disposition opportunities in certain asset classes

- Solid, Conservative Balance Sheet
  - Manageable debt maturities
  - Well-positioned capital structure to capture near-term acquisition opportunities

*6.2 percent annualized yield on our estimated per share value of $8.03


Kroger


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EXECUTIVE
PLAZA



Our Focus

- Growing Income Through Our Operating Excellence
  - ➢ Maximize revenue from our existing properties by improving occupancy and market rents
  - ➢ Deliver superior customer service and expand our tenant relationships
  - ➢ Pursue value-add marketing activities
  - ➢ Management team – experienced and respected real estate professionals


Kroger


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EXECUTIVE
PLAZA



2011 Acquisitions

Feb 2011: Acquired Charleston Marriott in Charleston, West Virginia
- Premier meeting hotel in region



Lodging – Fairmont Dallas

August 2011: Acquired Fairmont Dallas
- Hotel enhanced the quality & performance of our portfolio



Lodging – Napa Valley Marriott

August 2011: Acquired Napa Valley Marriott
- Key destination market in Northern CA

October 2011: Acquired Retail Portfolio in Houston, Texas
- Natural complement to current properties in region

March 2011: Acquired Spark's Crossing in Sparks, NV
- Potential Growth Center



Retail – Sparks Crossing Sparks, NV

August 2011: Acquired White Oak Shopping Center in Garner, NC
- Attractive necessity-based center in growing region



Retail – White Oak Garner, NC

Dispositions - Critical Component in Refining Our Portfolio

- Taking advantage of attractive pricing
- Selling non-strategic assets
- Exiting or reducing exposure to lower growth markets or asset classes
- Regions and asset classes with increasing supply pressures
- Moving from low yielding assets to properties or regions with higher returns


Kroger




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Home Depot



YTD Same-Store Revenue Up 3.4%


Industrial
$64M /
1.7%
Multi-Family
$63M /
7.7%
Office
$131M /
(3.3%)
Retail
$230M /
(0.4%)
Lodging
$374M /
8.2%

Total Same-Store Revenue $862M / 3.4%

*Percentages in chart equals change over same-store revenue from the first nine months of 2010

Tenants You Know

Safeway
Comcast
PetSmart
Chili's
Bath & Body Works
Ashley Furniture HomeStore
Walgreens — The Pharmacy America Trusts
JCPenney
at&t
CVS pharmacy
SunTrust
lanebryant
Ross Dress for Less
24 Hour Fitness
Dollar Tree
Staples
Barnes & Noble Booksellers
rue21
Kroger
Hobby Lobby
Petco — Where the pets go
RadioShack
Lockheed Martin
Best Buy
Payless ShoeSource
Kohl's — expect great things
Buffalo Wild Wings Grill & Bar
T.J.Maxx
Old Navy
Citizens Bank
Cinemark — The Best Seat in Town
Bed Bath & Beyond
Bank of America
Office Depot
Hallmark
Marshalls
Lowe's — Improving Home Improvement
Dick's Sporting Goods
Michaels — Where Creativity Happens
Publix
GameStop — power to the players
Stop&Shop
Chipotle Mexican Grill
DSW Shoe Warehouse
H&R Block — The Income Tax People
Ace — The helpful place.
Famous Footwear

Lodging Portfolio Structure

- 96 Properties – 15,813 Rooms


MF
Retail
Ind/Dist
Office
Lodging
$2.9B
26%



Lodging Portfolio by Brand


Hilton
HOTELS & RESORTS
37%
Marriott
50%
Other
8%
HYATT
5%


Marriott

Lodging Performance



80%
75%
70%
65%
60%
$135
$130
$125
$120
$115
$110
$128
72%
73%
71%
69%
66%
$120
$118
$113
$114
YTD 2007
YTD 2008
YTD 2009
YTD 2010
YTD 2011
Occupancy
Average Daily Rate

YTD = first 9 months of the year

Strategy for Lodging Portfolio

- Take Advantage of Improving Industry Fundamentals
  - Earlystage of a multi-year lodging growth cycle
  - Historicallylow supply growth forecast


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
1.7%
1.6%
0.3%
4.0%
-2.1%
4.8%
8.1%
1.7%
3.0%
1.8%
2.0%
0.7%
2.0%
0.8%
2.0%
1.0%
2007
2008
2009
2010
2011
2012
2013
2014
Demand %
Supply %

Source – Smith Travel Research & Green Street Advisors

Strategy for Lodging Portfolio

- Balance Portfolio
  - Expand ownership of premium branded upper upscale or luxury hotels
  - Higher barriers to entry for urban properties
  - Since Oct. 2010, acquired 4 upper upscale hotels worth $216 million and disposed of 6 midscale properties
  - Ongoing enhancement of the overall quality of our portfolio
  - Further diversifies our portfolio by customer and asset mix


HYATT HYATT

Multi-Family Portfolio Structure


Lodging
Office
Retail
Ind/Dist
MF
$899M
8%

- 27 Properties – 9,790 Units*
- Average age of properties is 7.9 years


Washington
Oregon
California
Idaho
Nevada
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
New Jersey
Delaware
Washington D.C.
Maine
VT
NH
Conn
R.I.



*Measurement includes apartments and student housing

Strong Multi-Family Performance


95%
92%
89%
86%
83%
80%
$950
$925
$900
$875
$850
$825
$800
86%
87%
90%
90%
91%
92%
93%
$878
$869
$859
$870
$877
$882
$893
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Occupancy
Base Rent

Multi-Family Fundamentals



New Projected Supply
In Thousands
40
35
30
25
20
15
10
5
0
30
36
34
39
28
31
25
14
7
10
8
12
20
23
22
24
20
25
23
26
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Source - REIS

Retail Portfolio Structure



Ind/Dist
Multi-Family
Office
Lodging
Retail
$4.3B
38%

- 734 Properties / 22.6 million sq. ft.
- Total revenue grew 8.4%, over YTD 2010, same store revenue was essentially unchanged



Washington
Montana
North Dakota
Minnesota
Oregon
Idaho
South Dakota
Wisconsin
Michigan
Wyoming
Maine
VT
NH
New York
Conn
R.I.
Pennsylvania
New Jersey
Delaware
Nebraska
Iowa
Illinois
Indiana
Ohio
Nevada
Utah
Colorado
West Virginia
Virginia
Washington D.C.
California
Kansas
Missouri
Kentucky
North Carolina
Tennessee
Oklahoma
Arkansas
South Carolina
Arizona
New Mexico
Mississippi
Alabama
Georgia
Texas
Louisiana
Florida



publix
FOOD & PHARMACY

73% of portfolio is necessity based

Retail Performance



96%
94%
92%
90%
88%
86%
$16.20
$15.80
$15.40
$15.00
$14.60
$14.20
92%
93%
94%
93%
93%
93%
94%
$14.90
$15.05
$15.00
$15.07
$15.11
$15.16
$15.06
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Occupancy
Base Rent per Sq. Ft.

Retail – Low Lease Expiration


40%
30%
20%
10%
0%
7.1%
6.7%
9.6%
11.7%
2012
2013
2014
2015

Anchor Tenants


LOWE'S


BED BATH & BEYOND


publix


Kroger

YTD 2011 leasing activity has surpassed same period in 2010

Office Portfolio Structure


Retail
Lodging
Multi-Family
Ind/Dist
Office
$2.0B
18%

- 46 Properties
- 65% Suburban/35% Central Business District
- 10.4 M square feet




Washington
Montana
North Dakota
Minnesota
Maine
Oregon
Idaho
South Dakota
Wisconsin
Michigan
VT
NH
New York
Wyoming
Iowa
Pennsylvania
Nebraska
Ohio
Indiana
Illinois
New Jersey
Nevada
Utah
Colorado
West Virginia
Delaware
Washington D.C.
Virginia
California
Kansas
Missouri
Kentucky
North Carolina
Tennessee
Oklahoma
Arizona
New Mexico
Arkansas
South Carolina
Mississippi
Alabama
Georgia
Texas
Louisiana
Florida

Office Performance



96%
94%
92%
90%
88%
$16.80
$16.40
$16.00
$15.60
$15.20
$14.80
$14.40
$14.00
95%
95%
95%
93%
94%
92%
92%
$15.27
$15.09
$15.04
$15.52
$15.59
$15.40
$15.18
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Occupancy
Base Rent per Sq.Ft.

Office – Low Lease Expiration



40%
30%
20%
10%
0%
4.0%
6.8%
3.7%
4.1%
2012
2013
2014
2015

Major Tenants

Comcast

Lockheed Martin

at&t

Majority of portfolio is NNN tenants

Industrial / Distribution Portfolio Structure



Lodging
Retail
Office
Multi-Family
Ind/Dist
$1.1B
10%

- 73 Properties
- 16.2 M square feet



Washington
Oregon
California
Idaho
Nevada
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Kentucky
Tennessee
Alabama
Ohio
Georgia
Florida
West Virginia
Virginia
North Carolina
South Carolina
Pennsylvania
New York
Maine
VT
NH
Conn
R.I.
New Jersey
Delaware
Washington D.C.



Industrial / Distribution Performance



98%
96%
94%
92%
90%
88%
86%
$6.20
$6.10
$6.00
$5.90
$5.80
$5.70
$5.60
$5.50
$5.40
$5.30
$5.20
95%
95%
95%
95%
92%
90%
91%
$5.79
$5.78
$5.71
$5.73
$5.74
$5.81
$5.77
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Occupancy
Base Rent per Sq. Ft.

Industrial / Distribution – Low Lease Expiration


40%
30%
20%
10%
0%
6.7%
9.5%
0.2%
7.4%
2012
2013
2014
2015

Major Tenants

Thermo ELECTRON CORPORATION

VersaCold WAREHOUSE AND DISTRIBUTION SERVICES

THE HOME DEPOT

Approximately 1M sq ft has already been renewed in 2012

Selected Financial Results

	For the nine months ended 09/30/2011	Year Ended 12/31/2010
Total consolidated assets	$11.2B	$11.4B
Total revenue	$1.0B	$1.2B
Total cash	$256M	$268M
Annualized distribution per Share	$0.50	$0.50
Annualized distribution rate*	6.2%	6.2%
Mortgage payable	$5.6B	$5.5B
Ratio of total mortgage loans to total assets	50%	48%
Weighted average interest rate (per annum)	5.3%	5.1%

Total Distributions Since Inception = $1.8 Billion

*6.2 percent annualized yield on our estimated per share value of $8.03.and a 5.0 percent annualized yield on a $10.00 per share value.

Total Assets


Investment Allocation - $12.8B
Core Assets
86%
Marketable Securities
2%
Cash & Other Assets
5%
Joint Ventures 4%
Development
3%

Based on undepreciated values (total investment)
Individual portfolio percentages based on Core Assets

Staggered Debt Maturities Mitigates Risk



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
in Millions
Fixed
Variable
$266M
$718M
$1,013M
$361M
$459M
2011
2012
2013
2014
2015

Percentage of Total Assets	2.4%	6.4%	9.0%	3.2%	4.1%

Key Takeaways for Today

- Diversity provides us opportunities
- Reported solid, increasing cash results
- Occupancy rates are strong
- Manageable lease rollover rates
- Lodging and Multi-Family performing significantly better YTD than prior year results
- Conservative and manageable debt
- New value will be released in late December


Kroger


DULLES
EXECUTIVE
PLAZA




WOODFOREST
NATIONAL BANK
Signature
KROGER
PHARMACY

Q&A Session

November 18, 2011



Inland American

REAL ESTATE TRUST, INC

